POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 L. David Carley

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ L. David Carley
                                      L. David Carley

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Donald R. Haldeman

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Donald R. Haldeman
                                      Donald R. Haldeman

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Katharine C. Lyall
                                      Katharine C. Lyall

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Milton E. Neshek
                                      Milton E. Neshek

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Henry C. Prange

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Henry C. Prange
                                      Henry C. Prange

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Carol T. Toussaint

   hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the Company's new Employees' Retirement Savings Plan, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 20th day of February, 1998.

                                       /s/ Carol T. Toussaint
                                      Carol T. Toussaint